Rule 497(e)

File No. 333-191151

CALAMOS ETF TRUST

Calamos Bitcoin Structured Alt Protection ETF® – 6 Mo Jan/Jul and Calamos Bitcoin Structured Alt Protection ETF® – 6 Mo Apr/Oct

(each a “Fund”)

This supplement provides new and additional information that affects information contained in each Fund’s Prospectus and should be read in conjunction with each Fund’s Prospectus.

Effective February 3, 2025, shares of the Calamos Bitcoin Structured Alt Protection ETF® – 6 Mo Jan/Jul and Calamos Bitcoin Structured Alt Protection ETF® – 6 Mo Apr/Oct are not available for purchase until further notice.